UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: June 20, 2016
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b),(c)
On June 20, 2016, Umpqua Holdings Corporation announced that effective January 1, 2017, President and Chief Executive Officer Ray Davis will serve in a new role as Executive Chair of the Board of Directors, and Umpqua Bank President Cort O’Haver will be appointed as President and Chief Executive Officer, and as a director, of Umpqua Holdings Corporation and Umpqua Bank. Mr. O’Haver, age 54, has more than 25 years of experience in banking, and served as Commercial Bank President of Umpqua Bank from April 2014 to April 2016, as Senior Executive Vice President from August 2013 to April 2014, and as Executive Vice President/Commercial Banking from March 2010 to August 2013.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release announcing CEO succession plan dated June 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: June 20, 2016	By:/s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing CEO succession plan dated June 20, 2016